Exhibit 99.2

Associated Estates Realty Corporation Second Quarter 2007 Earnings Release and Supplemental Financial Data

Bristol at Ghent 1600 Granby Street Norfolk, VA 23510 Tel: (757) 962-8058 WebSite: www.thebristolatghent.com

The Bristol at Ghent is a 268 unit Class AA property located one mile north of the central business district of Norfolk, VA. Completed in 2006, this four-story elevator building offers garage parking, a fitness center, pool, and numerous additional community amenities.  All of the apartments have 9' or 10' ceilings, gourmet island kitchens and upgraded interior finishes.  The residents of The Bristol at Ghent enjoy the convenience of living in Ghent, an urban neighborhood comprised of stately homes, galleries, boutiques and restaurants.

Associated Estates Realty Corporation	Phone: (216) 261-5000
1 AEC Parkway	Fax: (216) 289-9600
Richmond Heights, Ohio 44143-1467	Web Site: www.aecrealty.com

Investor contact: Michael Lawson
Vice President of Investor Relations
(216) 797-8798
mlawson@aecrealty.com

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding the Company's 2007 performance, which are based on certain assumptions.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release.  These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "expects," "projects," "believes," "plans," "anticipates," and similar expressions are intended to identify forward-looking statements.  Investors are cautioned that the Company's forward-looking statements involve risks and uncertainty, that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which the Company owns and manages properties, including interest rates, the ability of the Company to consummate the sale of properties pursuant to its current plan, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; the ability of the Company to refinance debt on favorable terms at maturity; the ability of the Company to defease or prepay debt pursuant to its current plan; risks of a lessening of demand for the multifamily units owned or managed by the Company; competition from other available multifamily units and changes in market rental rates; increases in property and liability insurance costs; unanticipated increases in real estate taxes and other operating expenses (e.g., cleaning, utilities, repair and maintenance costs, insurance and administrative costs, security, landscaping, staffing and other general costs); weather conditions that adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, and real estate tax valuation reassessments or millage rate increases; inability of the Company to control operating expenses or achieve increases in revenue; the results of litigation filed or to be filed against the Company; changes in tax legislation; risks of personal injury claims and property damage related to mold claims because of diminished insurance coverage; catastrophic property damage losses that are not covered by the Company's insurance; risks associated with property acquisitions such as environmental liabilities, among others; changes in government regulations affecting properties, the rents of which are subsidized and certain aspects of which are regulated by the United States Department of Housing and Urban Development ("HUD") and other properties owned by the Company; inability to renew current contracts with HUD for rent subsidized properties at existing rents; changes in or termination of contracts relating to third party management and advisory business; risks related to the Company's joint ventures; risks  related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of the Company's properties or the neighborhoods in which  they are located; and the Company's ability to acquire properties at prices consistent with our investment criteria.

Associated Estates Realty Corporation Second Quarter 2007 Supplemental Financial Data

2

Associated Estates Realty Corporation Second Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION REPORTS SECOND QUARTER RESULTS

Cleveland, Ohio -July 26, 2007 - Associated Estates Realty Corporation (NYSE: AEC) today reported net income applicable to common shares of $8.8 million or $0.51 per common share (basic and diluted), for the second quarter ended June 30, 2007, compared with net income applicable to common shares of $26.7 million or $1.58 per common share (basic and diluted), for the second quarter ended June 30, 2006. The second quarter 2007 results include gains from property sales of $0.73 per share compared to $2.06 per share for the same period in 2006.

Funds from operations (FFO) for the quarter were $0.24 per common share (basic and diluted), compared with $0.01 per common share (basic and diluted) for the second quarter ended June 30, 2006. The results for the second quarter of 2007 include $1.6 million in defeasance costs and/or prepayment costs associated with the repayment of $32.0 million in debt and $172,000 of costs associated with the repurchase of 111,500 depository shares of the Company's Class B Preferred Shares.  Excluding these costs, FFO for the second quarter of 2007 would have been $0.34 per common share (basic and diluted) versus $0.22 per common share for last year's second quarter. Included in the Company's second quarter results was the contribution of $1.6 million or approximately $0.09 per common share related to the settlement of a lawsuit. Excluding the above costs and settlement proceeds, core FFO growth increased 13.6 percent, based on improved same community results and lower interest costs.

Commenting on the Company's quarterly results, John Shannon, senior vice president of operations, said, "Our performance is ahead of what we expected over the last several quarters. We're full, we're pushing rents and we're burning off concessions and making good headway in terms of successfully executing our long-term strategic plan to shed non-core assets and move into higher growth markets."

 A reconciliation of net income applicable to common shares to FFO is included on page 11.

Total revenue for the quarter was $38.5 million compared with $34.9 million for the second quarter of 2006, an increase of 10.3 percent.

 Same Community (Market-Rate) Portfolio Results

Revenues for the quarter from the Company's same community portfolio were up 4.4 percent, and total property operating expenses for the same community portfolio increased 4.0 percent, resulting in a 4.7 percent increase in net operating income (NOI), compared with the second quarter of 2006. Physical occupancy was 96.3 percent at the end of the second quarter of 2007 compared with 95.7 percent at the end of the second quarter of 2006.  For the second quarter, the average net collected rent per unit for the same community properties increased 4.3 percent to $807 per month, compared with the second quarter of 2006.  Net collected rent per unit for the Company's same community Midwest portfolio grew 4.2 percent, while net collected rent per unit for the Company's same community properties in the Mid-Atlantic/Southeast markets grew 4.3 percent.

Additional quarterly financial information, including performance by region for the Company's portfolio, is included on pages 15 through 23.

3

Associated Estates Realty Corporation Second Quarter Earnings

First Half Performance

 For the six months ended June 30, 2007, net income applicable to common shares was $8.0 million or $0.47 per share compared to net income applicable to common shares of $17.8 million or $1.04 per share for the period ended June 30, 2006. The results for the six month period ended June 30, 2007 include gains from property sales of $0.99 per share compared to $2.03 per share for the six months ended June 30, 2006.

Funds from operations for the first six months ended June 30, 2007 were $0.37 per share and include defeasance and/or prepayment costs of $4.2 million, or approximately $0.25 per share associated with the repayment of $62.9 million in debt and $172,000, or approximately $0.01 per share of costs associated with the repurchase of 111,500 depository shares of the Company's Class B Preferred Shares. Excluding these costs, FFO for the first half of 2007 would have been $0.63 per share. Included in the Company's first half results was the contribution of $1.6 million or approximately $0.09 per common share related to the settlement of a lawsuit.

Revenues for the six month period ended June 30, 2007 for the Company's same community portfolio were up 4.8 percent and total property operating expenses for the same community portfolio increased 2.0 percent, resulting in a 7.2 percent increase in NOI compared with the first six months of 2006.

 Increased Acquisition/Disposition Activities

During the quarter, the Company completed the sale of a 949-unit high-rise property in Euclid, Ohio, a suburb of Cleveland. The $34.6 million sale price reflects a blended cap rate of 4.5 percent based on trailing 12 month NOI and after a 3.0 percent management fee and $500 per unit of capex. Year to date dispositions total $39.8 million. Also during the quarter, the Company acquired a 268-unit Class AA property in Norfolk, Virginia and acquired its joint venture partner's 51.0 percent interest in an 843-unit, Class A property in the greater Atlanta market.  The Norfolk acquisition represents the Company's initial move into the Virginia marketplace and the Georgia acquisition bolsters the Company's presence in the robust Atlanta marketplace. Year to date acquisitions total $91.3 million.

Stock Repurchases

During the quarter the Company completed the repurchase of 111,500 depository shares of the Company's 8.7% Class B Series II Preferred Shares for $2.9 million, leaving $19.5 million available under the previously board authorized $50.0 million stock repurchase program.

 2007 Outlook

As a result of the increased acquisition activity completed during the second quarter and the expected acceleration of second half 2007 dispositions, the Company now expects to acquire $90.0 million to $150.0 million of properties in 2007 and to dispose of $100.0 million to $150.0 million of properties. Previously the Company had reported that it expected to acquire $50.0 million of properties in 2007 and dispose of $50.0 to $75.0 million of properties. At the same time, the Company is adjusting its 2007 full year FFO guidance from a range of $1.08 to $1.12 per share to a range of $1.19 to $1.23 per share to reflect the $0.09 per share of additional rental revenue related to the settlement that occurred during the second quarter and a $0.02 per share increase in the Company's full year core operating expectations.
4

Associated Estates Realty Corporation Second Quarter Earnings

Conference Call

 A conference call to discuss the results will be held today, Thursday, July 26, at 2:00 p.m. (EDT).  To participate in the call:

Via Telephone: The dial in number is 800-896-8445, and the pass code is "Estates."

Via the Internet (listen only): Access the Investor Relations page on the Company's website at www.aecrealty.com. Please log on at least 15 minutes prior to the scheduled start time in order to register, download, and install any necessary audio software. Select the "Live Webcast" link at the top of the page and follow the brief instructions to register for the event. The webcast will be archived through August 9, 2007.

5

Associated Estates Realty Corporation Financial and Operating Highlights For the Three and Six Months Ended June 30, 2007 and 2006 (Unaudited; in thousands, except per share and ratio data)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING INFORMATION	2007	2006	2007	2006

Total revenue	$38,452	$34,946	$73,929	$68,938
Property revenue	$34,683	$31,483	$66,850	$62,085
Net income applicable to common shares	$8,796	$26,701	$7,984	$17,816
Per share - basic and diluted	$0.51	$1.58	$0.47	$1.04

Funds From Operations (FFO) (1)	$4,064	$171	$6,399	$(140)

FFO excluding defeasance costs, other prepayment costs and/or
preferred repurchase costs (2)	$5,797	$3,695	$10,795	$6,944

FFO per share - basic and diluted	$0.24	$0.01	$0.37	$(0.01)

FFO per share excluding defeasance costs, other prepayment
costs and/or preferred repurchase costs - basic and diluted	$0.34	$0.22	$0.63	$0.41

Funds Available for Distribution (FAD) (1)	$3,723	$2,260	$8,320	$4,915

Dividends per share	$0.17	$0.17	$0.34	$0.34

Payout ratio - FFO	70.8%	1700.0%	91.9%	(3400.0)%
Payout ratio - FFO excluding defeasance costs,
other prepayment costs, and/or preferred repurchase costs	50.0%	77.3%	54.0%	82.9%
Payout ratio - FAD	77.3%	130.8%	69.4%	117.2%

General and administrative expense	$2,699	$2,647	$5,411	$4,993
Interest expense (3)	$8,445	$9,357	$17,108	$18,935
Interest coverage ratio (4)	1.82	1.50	1.75	1.46
Fixed charge coverage ratio (5)	1.60	1.34	1.54	1.31
General and administrative expense to property revenue	7.8%	8.4%	8.1%	8.0%
Interest expense to property revenue	24.3%	29.7%	25.6%	30.5%
Property NOI (6)	$18,957	$16,565	$36,946	$32,809
ROA (7)	8.4%	7.1%	8.4%	7.1%
Same community market-rate revenue increase	4.4%	7.1%	4.8%	9.3%
Same community market-rate expense increase	4.0%	9.0%	2.0%	11.4%
Same community market-rate NOI increase	4.7%	5.4%	7.2%	7.5%
Same community market-rate operating margins	52.9%	52.7%	54.8%	53.6%

(1)	See page 11 for a reconciliation of net income to these non-GAAP measurements and page 26 for the Company's definition of these non-GAAP measurements.
(2)	See page 26 for the Company's definition of this non-GAAP measurement.
(3)

Excludes amortization of financing fees of $276 and $511 for 2007 and $239 and $483 for 2006.  Additionally, it excludes $1,520 and $4,183 of defeasance costs and other prepayment costs for 2007 and $2,853 and $5,219 for 2006.

(4)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs, and excluding defeasance costs and preferred redemption cost write-off.  See page 27 for a reconciliation of net income to EBITDA and for the Company's definition of EBITDA.

(5)	Represents interest expense and preferred stock dividend payment coverage, excluding defeasance costs, other prepayment costs and/or preferred repurchase costs.
(6)	See page 28 for a reconciliation of net income to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.
(7)	ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets.
6

Associated Estates Realty Corporation Financial and Operating Highlights Second Quarter 2007 (Unaudited; in thousands, except per share and ratio data)

	June 30,	December 31,
MARKET CAPITALIZATION DATA	2007	2006

Net real estate investments	$675,866	$591,520
Total assets	$706,798	$648,829

Debt	$553,044	$498,634
Minority interest	$1,829	$1,851
Preferred stock - 8.70% Class B Cumulative Redeemable Preferred Shares	$55,213	$58,000
Total shareholders' equity	$112,088	$112,051

Common shares outstanding	17,377	17,261
Share price, end of period	$15.59	$13.74

Total market capitalization (1)	$881,235	$816,455

Undepreciated book value of real estate (2)	$967,607	$877,797

Debt to undepreciated book value of real estate	57.2%	56.8%
Debt and preferred stock to undepreciated book value of real estate assets	62.9%	63.4%
Debt to total market capitalization (1)	63.0%	63.8%

Annual dividend	$0.68	$0.68

Annual dividend yield based on share price, end of period	4.4%	4.9%

(1)	Includes the Company's share of unconsolidated debt of $2,071 and $22,655 as of June 30, 2007 and December 31, 2006.

(2)	Includes $4,614 of undepreciated real estate associated with one property classified as held for sale at December 31, 2006.
7

Associated Estates Realty Corporation Financial and Operating Highlights Second Quarter 2007

		Number	Average Age of
PORTFOLIO INFORMATION	Properties	of Units	Owned Properties

Company Portfolio:
Directly owned:
Affordable Housing	11	1,146	29
"Same Community" Market-Rate
Midwest	40	9,272	16
Mid-Atlantic/Southeast	11	2,917	15
Total "Same Community" Market-Rate	51	12,189	15

Acquisitions Market-Rate	2	1,111	5
Total directly owned	64	14,446	16
Joint Ventures:
Affordable Housing	1	108	25
Third Party Managed:
Affordable Housing	30	4,816
Market-Rate	4	599
Total third party managed	34	5,415
Total Company Portfolio	99	19,969

8

Associated Estates Realty Corporation Condensed Consolidated Balance Sheets Second Quarter 2007 (Unaudited; dollar amounts in thousands)

	June 30,	December 31,
	2007	2006
ASSETS

Real estate assets
Investment in real estate	$965,727	$871,860
Construction in progress	1,880	1,323
Less: accumulated depreciation	(291,741)	(281,994)
	675,866	591,189
Real estate associated with property held for sale, net	-	331

Real estate, net	675,866	591,520
Cash and cash equivalents	4,059	30,010
Restricted cash	8,612	7,279
Other assets	18,261	20,020
Total Assets	$706,798	$648,829

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable	$451,914	$472,854
Unsecured borrowings	101,130	25,780
Total debt	553,044	498,634
Accounts payable, accrued expenses and other liabilities	39,837	36,293
Total liabilities	592,881	534,927

Operating partnership minority interest	1,829	1,851

Shareholders' equity
Preferred shares, without par value; 9,000,000 shares authorized:
8.70% Class B Series II cumulative redeemable, $250 per share liquidation preference, 232,000
issued and 220,850 and 232,000 outstanding at June 30, 2007 and December 31, 2006, respectively	55,213	58,000
Common shares, without par value, $.10 stated value; 41,000,000 authorized; 22,995,763 issued and
17,376,519 and 17,261,224 outstanding at June 30, 2007 and December 31, 2006, respectively	2,300	2,300
Paid-in capital	280,355	280,369
Accumulated distributions in excess of accumulated net income	(171,886)	(173,962)
Accumulated other comprehensive loss	-	(71)
Less: Treasury shares, at cost, 5,619,244 and 5,734,539 shares
at June 30, 2007 and December 31, 2006, respectively	(53,894)	(54,585)
Total shareholders' equity	112,088	112,051
Total liabilities and shareholders' equity	$706,798	$648,829

9

Associated Estates Realty Corporation Consolidated Statements of Operations Three and Six Months Ended June 30, 2007 and 2006 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
REVENUE

Property revenue	$34,683	$31,483	$66,850	$62,085
Management and service company revenue:
Fees, reimbursements and other	3,149	3,181	5,843	6,259
Painting services	620	282	1,236	594
Total revenue	38,452	34,946	73,929	68,938

EXPENSES

Property operating and maintenance	15,726	14,918	29,904	29,276
Depreciation and amortization	7,573	7,468	14,979	15,177
Direct property management and service companies expenses	3,629	3,501	6,871	6,724
Painting services and charges	563	342	1,153	749
General and administrative	2,699	2,647	5,411	4,993
Total expenses	30,190	28,876	58,318	56,919
Operating Income	8,262	6,070	15,611	12,019
Interest income	73	112	344	490
Interest expense	(10,241)	(12,449)	(21,802)	(24,637)
(Loss) income before equity in net loss of joint ventures,
minority interest and income from discontinued operations	(1,906)	(6,267)	(5,847)	(12,128)
Equity in net loss of joint ventures	(144)	(142)	(216)	(248)
Minority interest in operating partnership	(13)	(16)	(27)	(32)
(Loss) income from continuing operations	(2,063)	(6,425)	(6,090)	(12,408)
Income from discontinued operations:
Operating (loss) income	(190)	(336)	(274)	(1,976)
Gain on disposition of properties	12,482	34,723	17,043	34,723
Income from discontinued operations	12,292	34,387	16,769	32,747
Net income	10,229	27,962	10,679	20,339
Preferred share dividends	(1,261)	(1,261)	(2,523)	(2,523)
Preferred share repurchase costs	(172)	-	(172)	-
Net income applicable to common shares	$8,796	$26,701	$7,984	$17,816

Earnings per common share - basic and diluted:
(Loss) income from continuing operations applicable to common
shares	$(0.20)	$(0.46)	$(0.51)	$(0.87)
Income from discontinued operations	0.71	2.04	0.98	1.91
Net income applicable to common shares	$0.51	$1.58	$0.47	$1.04

Weighted average shares outstanding - basic and diluted	17,153	16,872	17,131	17,076

10

Associated Estates Realty Corporation Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD) (In thousands, except per share data)

		Three Months Ended June 30,		Six Months Ended June 30,
		2007	2006	2007	2006
CALCULATION OF FFO AND FAD
Net income applicable to common shares		$8,796	$26,701	$7,984	$17,816

Add:	Depreciation - real estate assets	7,472	7,728	14,921	15,614
	Depreciation - real estate assets - joint ventures	240	240	481	480
	Amortization of joint venture deferred costs	8	9	17	17
	Amortization of intangible assets	30	216	39	656
Less:	Gain on disposition of properties	(12,482)	(34,723)	(17,043)	(34,723)

	Funds From Operations (FFO) (1)	4,064	171	6,399	(140)

Add:	Defeasance costs and other prepayment costs	1,561	3,524	4,224	7,084
Add:	Preferred stock repurchase costs	172	-	172	-

	Funds From Operations (FFO) Excluding Defeasance Costs,
	Other Prepayment Costs and/or Preferred Repurchase Costs (1)	5,797	3,695	10,795	6,944

Add:	Depreciation - other assets	299	330	603	692
	Depreciation - other assets - joint ventures	36	45	82	89
	Amortization of deferred financing fees	276	256	511	538
	Amortization of deferred financing fees - joint ventures	12	12	24	24

Less:	Recurring fixed asset additions (2)	(2,692)	(2,046)	(3,671)	(3,318)
	Recurring fixed asset additions - joint ventures (2)	(5)	(32)	(24)	(54)
	Funds Available for Distribution (FAD) (1)	$3,723	$2,260	$8,320	$4,915

Weighted average shares outstanding - basic and diluted (3)		17,153	16,872	17,131	17,076

PER SHARE INFORMATION:
FFO - basic and diluted		$0.24	$0.01	$0.37	$(0.01)
FFO excluding defeasance costs, other prepayment costs, and/or
	preferred repurchase costs - basic and diluted	$0.34	$0.22	$0.63	$0.41
Dividends		$0.17	$0.17	$0.34	$0.34

Payout ratio - FFO		70.8%	1700.0%	91.9%	(3400.0)%
Payout ratio - FFO excluding defeasance costs, other prepayment costs, and/or
	preferred repurchase costs	50.0%	77.3%	54.0%	82.9%
Payout ratio - FAD		77.3%	130.8%	69.4%	117.2%

(1)	See page 26 for the Company's definition of these non-GAAP measurements.

(2)	Fixed asset additions exclude development, investment and non-recurring capital additions and only reflect the Company's prorata share of recurring joint venture capital additions.

(3)

The Company computes the weighted average shares outstanding in accordance with SFAS 128 and accordingly, has excluded 620,000 and 638,000 common share equivalents from the three and six months ended June 30, 2007 calculation, respectively, and 375,000 and 309,000 common share equivalents from the three and six months ended June 30, 2006 calculation, respectively, used in the computation of earnings per share and FFO per share, as they would be anti-dilutive to the loss from continuing operations.

11

Associated Estates Realty Corporation Discontinued Operations (1) Three Months Ended June 30, 2007 and 2006 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended June 30,
	2007	2006
REVENUE
Property revenue	$1,084	$4,646

EXPENSES
Property operating and maintenance	1,046	2,941
Depreciation and amortization	228	806
Total expenses	1,274	3,747
Operating (loss) income	(190)	899
Interest income	-	3
Interest expense (2)	-	(1,238)
Gain on disposition of properties	12,482	34,723
Income from discontinued operations	$12,292	$34,387

Earnings per common share - basic and diluted:
Income from discontinued operations	$0.71	$2.04

Weighted average shares outstanding - basic and diluted	17,153	16,872

(1)

In accordance with SFAS 144, the Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations.  The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved.  In many transactions, these contingencies are not satisfied until the actual closing of the transaction.  Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are two properties disposed of in 2007 and eight properties disposed of in 2006.

(2)	Included in the 2006 expense is $671,000 of defeasance costs.
12

Associated Estates Realty Corporation Discontinued Operations (1) Six Months Ended June 30, 2007 and 2006 (Unaudited; dollar and share amounts in thousands)

	Six Months Ended June 30,
	2007	2006
REVENUE
Property revenue	$2,943	$10,181

EXPENSES
Property operating and maintenance	2,633	7,132
Depreciation and amortization	584	1,785
Total expenses	3,217	8,917
Operating (loss) income	(274)	1,264
Interest income	-	6
Interest expense (2)	-	(3,246)
Gain on disposition of properties	17,043	34,723
Income from discontinued operations	$16,769	$32,747

Earnings per common share - basic and diluted:
Income from discontinued operations	$0.98	$1.91

Weighted average shares outstanding - basic and diluted	17,131	17,076

(1)

In accordance with SFAS 144, the Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations.  The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved.  In many transactions, these contingencies are not satisfied until the actual closing of the transaction.  Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are two properties disposed of in 2007 and eight properties disposed of in 2006.

(2)	Included in the 2006 expense is $1,865,000 of defeasance costs.
13

Associated Estates Realty Corporation Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures (In thousands, except estimated GAAP useful life and cost per unit)

	Estimated	Six Months Ended June 30, 2007
	GAAP Useful		Cost
	Life (Years)	Amount	Per Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$2,854	$198
Maintenance personnel labor cost (2)		3,789	263
Total Operating Expenses Related to Repairs and Maintenance		6,643	461
CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	395	27
Appliances	5	346	24
Building improvements	14	1,185	82
Carpet and flooring	5	1,318	91
Furnishings	5	209	15
Office/Model	5	75	5
HVAC and mechanicals	15	325	23
Landscaping and grounds	14	529	37
Suite improvements	5	99	7
Miscellaneous	5	3	-
Total Recurring Capital Expenditures - Properties		4,484	311
Corporate capital expenditures (4)		96	7
Less: Capital to be funded from sale of properties (5)		(909)	(63)
Total Recurring Capital Expenditures		3,671	255
Total Recurring Capital Expenditures and Repairs and Maintenance		$10,314	$716
Total Recurring Capital Expenditures		$3,671
Investment/Revenue Enhancing Expenditures (6)
Building Improvements - Building Improvements (7)	20	158
Building Improvements - Roofs	20	532
Building Improvements - Siding	20	103
Building Improvements - Unit Upgrades	5	11
Total Investment/Revenue Enhancing Expenditures		804
Capital to be funded from the sale of properties (5)	various	909
Grand Total Capital Expenditures		$5,384

(1)	Calculated using 14,404 units, including 1,146 affordable housing units and 12,189 same community market-rate units and 1,069 sold units.
(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations.
(3)	See page 28 for the Company's definition of recurring fixed asset additions.
(4)	Includes upgrades to computer hardware and software as well as corporate office furniture and fixtures.
(5)

The Company's practice has been to fund recurring capital expenditures via funds provided by operations and to fund investment/revenues enhancing expenditures either through proceeds from property sales, borrowings on the line of credit or property refinancings.  For 2007, the Company has budgeted to fund a portion of the recurring capital expenditures through the proceeds from property sales.  The amount shown represents the prorata amount for the six months ended June 30, 2007.

(6)	See page 28 for the Company's definition of investment/revenue enhancing additions.
(7)	Includes exterior painting and elevator renovations.
14

Associated Estates Realty Corporation "Same Community" Market-Rate Data Operating Results for the Last Five Quarters (Unaudited, in thousands, except unit totals and per unit amounts)

	Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

Property Revenue	$30,454	$29,775	$29,570	$29,679	$29,176

Property Operating and Maintenance Expenses
Personnel	3,678	3,560	3,354	3,365	3,431
Advertising	408	399	435	407	435
Utilities	1,484	1,584	1,476	1,586	1,429
Repairs and maintenance	2,854	2,187	1,996	2,740	3,035
Real estate taxes and insurance	4,693	4,043	4,491	4,438	4,428
Other operating	1,233	1,120	1,235	989	1,035
Total Expenses	14,350	12,893	12,987	13,525	13,793

Net Operating Income	$16,104	$16,882	$16,583	$16,154	$15,383

Operating Margin	52.9%	56.7%	56.1%	54.4%	52.7%

Total Number of Units	12,189	12,189	12,189	12,189	12,189

NOI Per Unit	$1,321	$1,385	$1,360	$1,325	$1,262

Average Net Collected Per Unit (1)	$807	$792	$786	$789	$774

Physical Occupancy - End of Period (2)	96.3%	95.9%	94.7%	95.8%	95.7%

(1)	Represents gross potential rents less vacancies and concessions.

(2)	Is defined as number of units occupied divided by total number of units.
15

Associated Estates Realty Corporation
"Same Community" Market-Rate Data
Operating Results for the Six Months Ended June 30, 2007 and 2006
 (Unaudited, in thousands, except unit totals and per unit amounts)

	Six Months Ended June 30,
	2007	2006

Property Revenue	$ 60,229	$ 57,468

Property Operating and Maintenance Expenses
Personnel	7,237	6,893
Advertising	807	895
Utilities	3,069	2,959
Repairs and Maintenance	5,041	5,289
Real Estate Taxes and Insurance	8,736	8,778
Other Operating	2,353	1,885
Total Expenses	27,243	26,699

Net Operating Income	$ 32,986	$ 30,769

Operating Margin	54.8%	53.5%

Total Number of Units	12,189	12,189

NOI Per Unit	$ 2,706	$ 2,524

Average Net Collected Per Unit (1)	$ 799	$ 763

Physical Occupancy - End of Period (2)	96.3%	95.7%

(1)	Represents gross potential rents less vacancies and concessions.

(2)	Is defined as number of units occupied divided by total number of units.
16

Associated Estates Realty Corporation "Same Community" Market-Rate Data As of June 30, 2007 and June 30, 2006 (Unaudited, in thousands, except unit totals and per unit amounts)

			Net Rent Collected per Unit (1)			Average Rent per Unit (2)			Physical Occupancy (3)		Turnover Ratio (4)
	No. of	Average	Q2	Q2%		Q2	Q2%		Q2	Q2	Q2	Q2
	Units	Age (5)	2007	2006	Change	2007	2006	Change	2007	2006	2007	2006
Midwest Properties
Indiana	836	11	$770	$752	2.4%	$899	$884	1.7%	98.6%	97.1%	85.2%	93.8%
Michigan	2,888	16	708	676	4.7%	836	831	0.6%	97.9%	95.8%	63.0%	62.7%
Ohio - Central Ohio	2,621	16	703	675	4.1%	810	791	2.4%	96.3%	95.8%	58.6%	66.7%
Ohio - Northeastern Ohio	1,399	12	864	831	4.0%	987	974	1.3%	95.7%	95.3%	69.8%	68.9%
Ohio - Toledo, Ohio	1,060	21	638	611	4.4%	761	742	2.6%	94.9%	94.6%	82.6%	76.2%
Pennsylvania	468	21	682	651	4.8%	813	800	1.6%	97.0%	97.6%	67.5%	68.4%
Total Midwest Properties	9,272	16	726	697	4.2%	847	834	1.6%	96.8%	95.8%	67.3%	69.4%

Mid-Atlantic/Southeast
Properties
Florida	1,272	8	1,195	1,159	3.1%	1,317	1,232	6.9%	92.5%	96.0%	75.5%	82.1%
Georgia	874	19	790	732	7.9%	935	923	1.3%	96.3%	92.6%	66.8%	81.5%
Baltimore/Washington	667	21	1,178	1,138	3.5%	1,268	1,195	6.1%	96.3%	97.5%	58.2%	38.4%
Texas	104	14	963	912	5.6%	1,119	1,105	1.3%	100.0%	96.2%	30.8%	73.1%
Total Mid-Atlantic/Southeast
Properties	2,917	15	1,061	1,018	4.3%	1,184	1,126	5.2%	94.8%	95.3%	67.3%	71.6%

Total/Average "Same
Community" Market-Rate	12,189	15	$807	$774	4.3%	$928	$904	2.6%	96.3%	95.7%	67.3%	69.9%

(1)	Represents gross potential rents less vacancies and allowances for all units divided by the number of units in a market.

(2)	Represents gross potential rents for all units divided by the number of units in a market.

(3)	Represents physical occupancy at the end of the quarter.

(4)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(5)	Age shown in years.
17

Associated Estates Realty Corporation Property Revenue For the Three Months Ended June 30, 2007 and 2006

		2007	2006	Q2	Q2
Property Revenue	No. of	Physical	Physical	2007	2006	Increase/	%
	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
"Same Community" Market-Rate
Midwest Properties
Indiana	836	98.6%	97.1%	$1,999	$1,941	$58	3.0%
Michigan	2,888	97.9%	95.8%	6,404	6,141	263	4.3%
Ohio - Central Ohio	2,621	96.3%	95.8%	5,710	5,463	247	4.5%
Ohio - Northeastern Ohio	1,399	95.7%	95.3%	3,763	3,575	188	5.3%
Ohio - Toledo, Ohio	1,060	94.9%	94.6%	2,119	2,028	91	4.5%
Pennsylvania	468	97.0%	97.6%	980	953	27	2.8%
Total Midwest Properties	9,272	96.8%	95.8%	20,975	20,101	874	4.3%

Mid-Atlantic/Southeast Properties
Florida	1,272	92.5%	96.0%	4,667	4,551	116	2.5%
Georgia	874	96.3%	92.6%	2,127	1,937	190	9.8%
Baltimore/Washington	667	96.3%	97.5%	2,382	2,301	81	3.5%
Texas	104	100.0%	96.2%	303	286	17	5.9%
Total Mid-Atlantic/Southeast Properties	2,917	94.8%	95.3%	9,479	9,075	404	4.5%

Total "Same Community" Market-Rate	12,189	96.3%	95.7%	30,454	29,176	1,278	4.4%

Affordable Housing
Ohio	1,146	99.6%	99.7%	3,986	2,307	1,679	72.8%

Acquisitions (2)
Virginia	268	88.1%	N/A	197	-	197	100.0%
Georgia	843	91.9%	N/A	46	-	46	100.0%

Total Property Revenue	14,446	96.2%	96.0%	$34,683	$31,483	$3,200	10.2%

(1)	Represents physical occupancy at the end of the quarter.

(2)

The Company defines acquisition properties as acquired properties which have not yet reached stabilization.  A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

18

Associated Estates Realty Corporation Property Operating Expenses For the Three Months Ended June 30, 2007 and 2006

		2007	2006	Q2	Q2
Property Operating Expenses	No. of	Physical	Physical	2007	2006	Increase/	%
	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
"Same Community" Market-Rate
Midwest Properties
Indiana	836	98.6%	97.1%	$1,172	$876	$296	33.8%
Michigan	2,888	97.9%	95.8%	3,193	3,130	63	2.0%
Ohio - Central Ohio	2,621	96.3%	95.8%	2,723	2,862	(139)	(4.9)%
Ohio - Northeastern Ohio	1,399	95.7%	95.3%	1,769	1,702	67	3.9%
Ohio - Toledo, Ohio	1,060	94.9%	94.6%	1,138	1,099	39	3.5%
Pennsylvania	468	97.0%	97.6%	449	478	(29)	(6.1)%
Total Midwest Properties	9,272	96.8%	95.8%	10,444	10,147	297	2.9%

Mid-Atlantic/Southeast Properties
Florida	1,272	92.5%	96.0%	1,914	1,827	87	4.8%
Georgia	874	96.3%	92.6%	1,018	919	99	10.8%
Baltimore/Washington	667	96.3%	97.5%	811	741	70	9.4%
Texas	104	100.0%	96.2%	163	159	4	2.5%
Total Mid-Atlantic/Southeast Properties	2,917	94.8%	95.3%	3,906	3,646	260	7.1%

Total "Same Community" Market-Rate	12,189	96.3%	95.7%	14,350	13,793	557	4.0%

Affordable Housing
Ohio	1,146	99.6%	99.7%	1,259	1,125	134	11.9%

Acquisitions (2)
Virginia	268	88.1%	N/A	103	-	103	100.0%
Georgia	843	91.9%	N/A	14	-	14	100.0%

Total Property Operating Expenses	14,446	96.2%	96.0%	$15,726	$14,918	$808	5.4%

(1)	Represents physical occupancy at the end of the quarter.

(2)

The Company defines acquisition properties as acquired properties which have not yet reached stabilization.  A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

19

Associated Estates Realty Corporation Property Net Operating Income (Property NOI) For the Three Months Ended June 30, 2007 and 2006

		2007	2006	Q2	Q2
Property NOI (1)	No. of	Physical	Physical	2007	2006	Increase/	%
	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
"Same Community" Market-Rate
Midwest Properties
Indiana	836	98.6%	97.1%	$827	$1,065	$(238)	(22.3)%
Michigan	2,888	97.9%	95.8%	3,211	3,011	200	6.6%
Ohio - Central Ohio	2,621	96.3%	95.8%	2,987	2,601	386	14.8%
Ohio - Northeastern Ohio	1,399	95.7%	95.3%	1,994	1,873	121	6.5%
Ohio - Toledo, Ohio	1,060	94.9%	94.6%	981	929	52	5.6%
Pennsylvania	468	97.0%	97.6%	531	475	56	11.8%
Total Midwest Properties	9,272	96.8%	95.8%	10,531	9,954	577	5.8%

Mid-Atlantic/Southeast Properties
Florida	1,272	92.5%	96.0%	2,753	2,724	29	1.1%
Georgia	874	96.3%	92.6%	1,109	1,018	91	8.9%
Baltimore/Washington	667	96.3%	97.5%	1,571	1,560	11	0.7%
Texas	104	100.0%	96.2%	140	127	13	10.2%
Total Mid-Atlantic/Southeast Properties	2,917	94.8%	95.3%	5,573	5,429	144	2.7%

Total "Same Community" Market-Rate	12,189	96.3%	95.7%	16,104	15,383	721	4.7%

Affordable Housing
Ohio	1,146	99.6%	99.7%	2,727	1,182	1,545	130.7%

Acquisitions (3)
Virginia	268	88.1%	N/A	94	-	94	100.0%
Georgia	843	91.9%	N/A	32	-	32	100.0%

Total Property NOI	14,446	96.2%	96.0%	$18,957	$16,565	$2,392	14.4%

(1)	See page 28 for a reconciliation of net income to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)

The Company defines acquisition properties as acquired properties which have not yet reached stabilization.  A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

20

Associated Estates Realty Corporation Property Revenue For the Six Months Ended June 30, 2007 and 2006

		2007	2006	YTD	YTD
Property Revenue	No. of	Physical	Physical	2007	2006	Increase/	%
	Units	Occupancy (1)	Occupancy (1)	Revenues	Revenues	(Decrease)	Change
"Same Community" Market-Rate
Midwest Properties
Indiana	836	98.6%	97.1%	$3,923	$3,804	$119	3.1%
Michigan	2,888	97.9%	95.8%	12,662	12,033	629	5.2%
Ohio - Central Ohio	2,621	96.3%	95.8%	11,336	10,847	489	4.5%
Ohio - Northeastern Ohio	1,399	95.7%	95.3%	7,384	6,955	429	6.2%
Ohio - Toledo, Ohio	1,060	94.9%	94.6%	4,237	3,969	268	6.8%
Pennsylvania	468	97.0%	97.6%	1,950	1,855	95	5.1%
Total Midwest Properties	9,272	96.8%	95.8%	41,492	39,463	2,029	5.1%

Mid-Atlantic/Southeast Properties
Florida	1,272	92.5%	96.0%	9,257	9,052	205	2.3%
Georgia	874	96.3%	92.6%	4,187	3,859	328	8.5%
Baltimore/Washington	667	96.3%	97.5%	4,709	4,527	182	4.0%
Texas	104	100.0%	96.2%	584	567	17	3.0%
Total Mid-Atlantic/Southeast Properties	2,917	94.8%	95.3%	18,737	18,005	732	4.1%

Total "Same Community" Market-Rate	12,189	96.3%	95.7%	60,229	57,468	2,761	4.8%

Affordable Housing
Ohio	1,146	99.6%	99.7%	6,378	4,617	1,761	38.1%

Acquisitions (2)
Virginia	268	88.1%	N/A	197	-	197	100.0%
Georgia	843	91.9%	N/A	46	-	46	100.0%

Total Property Revenue	14,446	96.2%	96.0%	$66,850	$62,085	$4,765	7.7%

(1)	Represents physical occupancy at the end of the quarter.

(2)

The Company defines acquisition properties as acquired properties which have not yet reached stabilization.  A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

21

Associated Estates Realty Corporation Property Operating Expenses For the Six Months Ended June 30, 2007 and 2006

		2007	2006	YTD	YTD
Property Operating Expenses	No. of	Physical	Physical	2007	2006	Increase/	%
	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
"Same Community" Market-Rate
Midwest Properties
Indiana	836	98.6%	97.1%	$1,974	$1,689	$285	16.9%
Michigan	2,888	97.9%	95.8%	6,120	6,002	118	2.0%
Ohio - Central Ohio	2,621	96.3%	95.8%	5,334	5,517	(183)	(3.3)%
Ohio - Northeastern Ohio	1,399	95.7%	95.3%	3,268	3,309	(41)	(1.2)%
Ohio - Toledo, Ohio	1,060	94.9%	94.6%	2,187	2,048	139	6.8%
Pennsylvania	468	97.0%	97.6%	875	913	(38)	(4.2)%
Total Midwest Properties	9,272	96.8%	95.8%	19,758	19,478	280	1.4%

Mid-Atlantic/Southeast Properties
Florida	1,272	92.5%	96.0%	3,601	3,604	(3)	(0.1)%
Georgia	874	96.3%	92.6%	1,998	1,851	147	7.9%
Baltimore/Washington	667	96.3%	97.5%	1,573	1,452	121	8.3%
Texas	104	100.0%	96.2%	313	314	(1)	(0.3)%
Total Mid-Atlantic/Southeast Properties	2,917	94.8%	95.3%	7,485	7,221	264	3.7%

Total "Same Community" Market-Rate	12,189	96.3%	95.7%	27,243	26,699	544	2.0%

Affordable Housing
Ohio	1,146	99.6%	99.7%	2,544	2,577	(33)	(1.3)%

Acquisitions (2)
Virginia	268	88.1%	N/A	103	-	103	100.0%
Georgia	843	91.9%	N/A	14	-	14	100.0%

Total Property Operating Expenses	14,446	96.2%	96.0%	$29,904	$29,276	$628	2.1%

(1)	Represents physical occupancy at the end of the quarter.

(2)

The Company defines acquisition properties as acquired properties which have not yet reached stabilization.  A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

22

Associated Estates Realty Corporation Property Net Operating Income (Property NOI) For the Six Months Ended June 30, 2007 and 2006

		2007	2006	YTD	YTD
Property NOI (1)	No. of	Physical	Physical	2007	2006	Increase/	%
	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
"Same Community" Market-Rate
Midwest Properties
Indiana	836	98.6%	97.1%	$1,949	$2,115	$(166)	(7.8)%
Michigan	2,888	97.9%	95.8%	6,542	6,031	511	8.5%
Ohio - Central Ohio	2,621	96.3%	95.8%	6,002	5,330	672	12.6%
Ohio - Northeastern Ohio	1,399	95.7%	95.3%	4,116	3,646	470	12.9%
Ohio - Toledo, Ohio	1,060	94.9%	94.6%	2,050	1,921	129	6.7%
Pennsylvania	468	97.0%	97.6%	1,075	942	133	14.1%
Total Midwest Properties	9,272	96.8%	95.8%	21,734	19,985	1,749	8.8%

Mid-Atlantic/Southeast Properties
Florida	1,272	92.5%	96.0%	5,656	5,448	208	3.8%
Georgia	874	96.3%	92.6%	2,189	2,008	181	9.0%
Baltimore/Washington	667	96.3%	97.5%	3,136	3,075	61	2.0%
Texas	104	100.0%	96.2%	271	253	18	7.1%
Total Mid-Atlantic/Southeast Properties	2,917	94.8%	95.3%	11,252	10,784	468	4.3%

Total "Same Community" Market-Rate	12,189	96.3%	95.7%	32,986	30,769	2,217	7.2%

Affordable Housing
Ohio	1,146	99.6%	99.7%	3,834	2,040	1,794	87.9%

Acquisitions (3)
Virginia	268	88.1%	N/A	94	-	94	100.0%
Georgia	843	91.9%	N/A	32	-	32	100.0%

Total Property NOI	14,446	96.2%	96.0%	$36,946	$32,809	$4,137	12.6%

(1)	See page 28 for a reconciliation of net income to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)

The Company defines acquisition properties as acquired properties which have not yet reached stabilization.  A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

23

Associated Estates Realty Corporation Debt Structure As of June 30, 2007 (Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	June 30, 2007	Total Debt	Interest Rate
FIXED RATE DEBT

Mortgages payable - CMBS	$201,667	36.5%	7.7%
Mortgages payable - other	152,247	27.5%	6.0%
Unsecured borrowings	25,780	4.7%	7.9%
Total fixed rate debt	379,694	68.7%	7.0%

VARIABLE RATE DEBT

Mortgages payable	98,000	17.7%	6.5%
Revolver	75,350	13.6%	7.0%
Total variable rate debt	173,350	31.3%	6.7%
TOTAL DEBT	$553,044	100.0%	6.9%

Interest coverage ratio (1)	1.75
Fixed charge coverage ratio (2)	1.54

Weighted average maturity	4.9	years

SCHEDULED PRINCIPAL MATURITIES
	Fixed Rate	Fixed Rate
	CMBS	Other	Variable Rate	Total

2007	$-	$-	$-	$-
2008	32,162	-	-	32,162
2009	38,103	-	35,000	73,103
2010 (3)	15,921	-	138,350	154,271
2011	68,092	-	-	68,092
Thereafter	47,389	178,027	-	225,416
Total	$201,667	$178,027	$173,350	$553,044

(1)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs, and excluding defeasance  costs, other prepayment costs and/or preferred repurchase costs.  See page 27 for a reconciliation of net income available to common shareholders to EBITDA and for the Company's definition of EBITDA.

(2)	Represents interest expense and preferred stock dividend payment coverage, excluding defeasance costs, other prepayment costs and/or preferred repurchase costs.

(3)	Includes the Company's revolving credit facility.

24

Associated Estates Realty Corporation 2007 Financial Outlook As of July 26, 2007

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on the cover of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net income	$1.92 to $2.80
Expected real estate depreciation and amortization	1.85
Expected adjustments to unconsolidated joint ventures	0.03
Expected defeasance costs and other prepayment costs on secured debt	0.41 to 0.58
Expected preferred repurchase costs	0.01
Expected gains on disposition of properties	(3.03) to (4.04)
Expected Funds from Operations (FFO) Excluding
Defeasance Costs, Other Prepayment Costs and Preferred Repurchase Costs (1)	$1.19 to $1.23

Same Community Portfolio
Revenue growth	3.6% to 4.1%
Expense growth	2.5% to 3.0%
Property NOI (2) growth	4.6% to 5.1%
Physical occupancy	94.5% to 95.0%

Transactions
Acquisitions	$90 to $150 million
Dispositions	$100 to $150 million
Development	$0 million

Corporate Expenses
General and administrative expense growth	10.0%

Debt
Capitalized interest	$0 million
Expensed interest (excluding defeasance/prepayment costs)	$36 million
LIBOR	5.35%
Expected defeasance/prepayment costs	$7 to $10 million

Capital Structure
Common share repurchases	$0 million
Preferred share repurchases	$2.9 million

(1)	See page 26 for the Company's definition of this non-GAAP measurement.

(2)	See page 28 for the Company's definition of this non-GAAP measurement.

25

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

This supplemental includes certain non-GAAP financial measures that the Company believes are helpful in understanding our business, as further described below.  The Company's definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.

Funds from Operations ("FFO")

The Company defines FFO as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets and gains and losses from the disposition of properties and land.  Adjustments for joint ventures are calculated to reflect FFO on the same basis.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.  The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.

Funds from Operations ("FFO") Excluding Defeasance Costs, Other Prepayment Costs and/or Preferred Repurchase Costs

The Company defines FFO excluding defeasance costs, other prepayment costs and/or preferred repurchase costs as FFO, as defined above, plus the add back of defeasance costs and other prepayment costs of $1,561,000 and $4,224,000 for the quarter and six months ended June 30, 2007, respectively, and $3,524,000 and $7,084,000 for the quarter and six months ended June 30, 2006, respectively.  Also, added back is $172,000 of preferred stock repurchase costs for both the quarter and six months ended June 30, 2007.  In accordance with GAAP, these prepayment costs are included as interest expense in the Company's Consolidated Statement of Operations.  Also, in accordance with GAAP, the Company reclassified the original issuance costs associated with the repurchase of 111,500 depository shares of the Series B Preferred Shares for the three and six months ended June 30, 2007.  The Company is providing this calculation as an alternative FFO calculation as it considers it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.

Funds Available for Distribution ("FAD")

The Company defines FAD as FFO plus depreciation-other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  Adjustments for joint ventures are calculated to reflect FAD on the same basis.  The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets.  Unlike FFO, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

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Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")

 EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  The Company considers EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net income available to common shareholders to EBITDA.

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Net income available to
common shareholders	$8,796	$26,701	$7,984	$17,816
Equity in net loss of joint ventures	144	142	216	248
Preferred share dividends and repurchase costs	1,433	1,261	2,695	2,523
Interest income	(73)	(115)	(344)	(496)
Interest expense (1)	10,241	13,687	21,802	27,883
Depreciation and amortization	7,801	8,274	15,563	16,962
Gain on disposition of properties	(12,482)	(34,723)	(17,043)	(34,723)
Taxes	93	84	162	155
EBITDA	15,953	15,311	31,035	30,368
EBITDA - Joint Ventures:
Equity in net loss of joint ventures	(144)	(142)	(216)	(248)
Interest income	-	-	-	-
Interest expense	380	321	725	630
Depreciation and amortization	296	306	604	610
EBITDA - Joint Ventures	532	485	1,113	992

Total EBITDA	$16,485	$15,796	$32,148	$31,360

(1)	2007 includes defeasance and other prepayment costs of $1,561,000 and $4,224,000 for the quarter and six months, respectively, and 2006 includes defeasance and other prepayment costs of $3,524,000 and $7,084,000 for the quarter and six months, respectively.

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Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Net Operating Income ("NOI")

NOI is determined by deducting property operating and maintenance expenses, direct property management and service companies expenses and painting service expense from total revenues.  The Company evaluates the performance of its reportable segments based on NOI.  The Company considers NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service companies at the property and management service company level and is used to assess regional property and management and service company level performance.  NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

Property Net Operating Income ("Property NOI")

Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  The Company considers Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.  The following is a reconciliation of Property NOI to total consolidated net income.

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Property NOI	$18,957	$16,565	$36,946	$32,809
Management and service operations NOI	(423)	(380)	(945)	(620)
Depreciation and amortization	(7,573)	(7,468)	(14,979)	(15,177)
General and administrative expense	(2,699)	(2,647)	(5,411)	(4,993)
Interest income	73	112	344	490
Interest expense	(10,241)	(12,449)	(21,802)	(24,637)
Equity in net loss of joint ventures	(144)	(142)	(216)	(248)
Minority interest in operating partnership	(13)	(16)	(27)	(32)
Income from discontinued operations	12,292	34,387	16,769	32,747
Consolidated net income	$10,229	$27,962	$10,679	$20,339

Recurring Fixed Asset Additions

The Company considers recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.

Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions

The Company considers investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable the Company to increase rents.

"Same Community" Market-Rate Properties

"Same Community" Market-Rate Properties are conventional multifamily residential apartments, which have reached stabilization and were owned and operational for the entire periods presented.  The Company considers a property stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

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